EXHIBIT B(3)




   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
  1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
          SARBANES-OXLEY ACT OF 2002


	In connection with the accompanying Form N-CSR of NAIC Growth Fund, Inc. (the "Registrant") for the period ended June 30, 2003 (the "Report"), each of the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that:

	(1)  The Report fully complies with the
requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

	(2)  The information contained in the Report
fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



NAIC GROWTH FUND, INC.


By: /s/ Kenneth S. Janke
    Kenneth S. Janke
    President

By: /s/ Calvin A. George
    Calvin A. George
    Accountant (Principal financial officer)

Dated: August 13, 2003